Exhibit 99.2
EACO CORPORATION
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
Introduction
During the eight months ended August 31, 2009, the Company engaged financial advisors to evaluate alternative strategies to increase shareholder value, including a merger with Bisco Industries, Inc. (“Bisco”), an affiliated entity which was wholly owned by the Company’s majority stockholder and Chief Executive Officer, Glen F. Ceiley, (“CEO”). Bisco is a distributor of electronic components and fasteners with 37 sales offices and six distribution centers located throughout the United States and Canada. Bisco supplies parts used in the manufacture of products in a broad range of industries, including the aerospace, circuit board, communication, computer, fabrication, instrumentation, industrial equipment and marine industries.
In September 2009, the Board of Directors of the Company approved a change in the Company’s fiscal year from a fiscal year period ending on the Wednesday nearest to December 31, to Bisco’s year end of August 31.
On March 24, 2010, EACO completed the acquisition of Bisco. The acquisition of Bisco (the “Acquisition”) was consummated pursuant to an Agreement and Plan of Merger dated December 22, 2009 by and among EACO, Bisco Acquisition Corp., Bisco and Glen F. Ceiley (the “Agreement”). Pursuant to the Agreement, Bisco Acquisition Corp., a wholly-owned subsidiary of EACO, was merged with and into Bisco; Bisco was the surviving corporation in the merger and became a wholly-owned subsidiary of EACO.
In connection with the Acquisition, EACO issued an aggregate of 4,705,669 shares of its common stock (the “Merger Shares”) to the sole shareholder of Bisco in exchange for all of the outstanding capital stock of Bisco. 36,000 shares of the Merger Shares will be held in escrow by EACO for twelve months as security for the indemnification obligations of the former Bisco shareholder to EACO as set forth in the Agreement.
Bisco’s sole shareholder was Glen F. Ceiley. After the Acquisition and the issuance to him of the Merger Shares, Mr. Ceiley owns 98.9% of the outstanding common stock of EACO. Mr. Ceiley also owns 36,000 shares of the Series A Cumulative Convertible Preferred Stock of EACO. In addition, under a management agreement with EACO, Bisco handles the day to day operations of EACO and provides administration and accounting services through a steering committee. The steering committee consists of Mr. Ceiley and certain senior executives of Bisco.
As a result of Mr. Ceiley having majority voting control over both entities, the unaudited pro forma condensed combined financial statements were prepared in accordance with Accounting Standards Codification (“ASC”) 805-50, Transactions Between Entities Under Common Control, which specifies that in a combination of entities under common control, the entity that receives the assets or the equity interests shall initially recognize the assets and liabilities transferred at their historical carrying amounts at the date of transfer (“as-if pooling-of-interests” accounting).
The unaudited pro forma condensed combined balance sheet as of February 28, 2010 presented below reflects the merger and related events as if they had been consummated on February 28, 2010. Such pro forma balance sheet combines the historical EACO and Bisco balance sheets as of February 28, 2010. The unaudited pro forma condensed combined statements of operations of EACO and Bisco for the (i) interim six month period ended February 28, 2010, (ii) the eight months ended August 31, 2009, (iii) the fiscal year ended December 31, 2008 and (iv) the fiscal year ended January 2, 2008 reflect the Merger and other related events as if they had been consummated as of the earliest period presented. Such condensed combined statements of operations combine the historical EACO and Bisco statements of operations for the periods noted as if the merger and related events had been consummated on December 28, 2006 (the beginning of EACO’s fiscal year ended January 2, 2008).
The unaudited pro forma condensed combined financial statements presented below should be read in conjunction with the historical financial statements and accompanying notes of Bisco for the fiscal years ended August 31, 2009 and 2008 (contained elsewhere in this Form 8-K/A filing), and EACO’s historical financial statements and the accompanying notes appearing in its periodic SEC filings on Forms 10-K and 10-Q. The historical financial statements of Bisco and EACO have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) in all material respects.
The unaudited pro forma financial information is presented for informational purposes only and is not intended to represent or necessarily be indicative of the consolidated financial condition or the consolidated results of operations that would have been achieved if the merger had been completed as of the dates indicated, and should not be taken as representative of the future consolidated financial condition or the consolidated results of operations of the combined entities.
Preparation of the unaudited pro forma financial statements required management to make certain judgments and estimates to determine the pro forma adjustments such as the estimated utilization of EACO net operating loss carry forwards (“NOL”) and resulting recognition of other deferred tax assets and liabilities; however, the ultimate realization of the NOLs is dependent upon satisfactory confirmation from the Company’s tax advisors that the merger will constitute a “tax free reorganization” and the NOLs will not be limited as a result of the merger.
The pro forma financial statements do not reflect any cost savings or operating synergies that may result from the merger or the expenses required to achieve any such cost savings or operating synergies.

EACO CORPORATION
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF FEBRUARY 28, 2010
ASSETS

		Bisco
		Industries, Inc.
	Eaco Corporation	and Subsidiary	Pro Forma		Pro Forma
	(Historical)	(Historical)	Adjustments		Combined
CURRENT ASSETS:
Cash and cash equivalents	$36,200	$728,400	$—		$764,600
Trade accounts receivable, net		10,742,700	—		10,742,700
Inventory, net	—	9,648,900	—		9,648,900
Marketable securities, trading	—	656,200	—		656,200
Prepaid expenses and other current assets	56,500	247,100	—		303,600
Related party receivable	—	5,437,100	(5,437,100)	Note A
Deferred tax asset	—	84,300			84,300

Total current assets	92,700	27544,700	(5,437,100)		22,200,300

NON-CURRENT ASSETS:
Real estate properties leased or held for leasing, net	10,466,300	—	—		10,466,300
Property, plant and equipment, net	—	1,163,200	—		1,163,200
Other assets, net of accumulated amortization	610,300	305,400	—		915,700
Restricted cash	769,500	540,400	—		1,309,900
Deferred tax asset	—	762,800	4,456,900	Note B	5,219,700
Other assets	—	95,500	—		95,500

Total non-current assets	11,846,100	2,867,300	4,456,900		19,170,300

TOTAL ASSETS	$11,938,800	$30,412,000	$(980,200)		$41,370,600

See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Statements

EACO CORPORATION
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF FEBRUARY 28, 2010
LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)

		Bisco Industries, Inc.
	Eaco Corporation	and Subsidiary	Pro Forma		Pro Forma
	(Historical)	(Historical)	Adjustments		Combined
CURRENT LIABILITIES:
Bank overdraft	$—	$1,139,800	$—		$1,139,800
Line of credit	—	9,794,400	—		9,794,400
Trade accounts payable	362,900	6,693,800	—		7,056,700
Related party payable	5,454,900	—	(5,437,100)	Note A	17,800
Other accrued expenses	116,300	1,483,900			1,600,200
Current portion of workers compensation liability	147,500	—	—		147,500
Current portion of long-term debt and capital lease obligations	7,448,200		—		7,448,200

Total current liabilities	13,529,800	19,111,900	(5,437,100)		27,204,600

LONG-TERM LIABILITIES, net of current portion:
Deposit liability	122,200	—	—		122,200
Workers compensation liability	3,037,400	—	—		3,037,400
Capital lease obligations		—	—

	3,159,600	—	—		3,159,600

TOTAL LIABILITIES	16,689,400	19,111,900	(5,437,100)		30,364,200
SHAREHOLDERS’ EQUITY (DEFICIT):
Convertible preferred stock, $.01 par value
Authorized — 10,000,000 shares;
Issued and outstanding — 36,000 shares	400	—	—		400
Common stock, $.01 par value
Authorized — 8,000,000 shares;
Issued and outstanding 4,862,079 shares (Note C)	39,000	—	9,621	Note C	48,621
Common stock, no par value
Authorized — 10,000 shares;
Issued and outstanding — 1,500 shares	—	1,455,000	(1,455,000)	Note C
Additional paid-in capital	10,932,300		1,445,379	Note C	12,377,679
Accumulated other comprehensive income	—	518,200	—		518,200
Retained earnings (accumulated deficit)	(15,722,300)	9,326,900	4,456,900	Note B	(1,938,500)

	(4,750,600)	11,300,100	4,456,900		11,006,400

	$11,938,800	$30,412,000	$(980,200)		$41,370,600

See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Statements

EACO CORPORATION
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2010

		Bisco Industries, Inc. and
	EACO (Historical)	Subsidiary (Historical)
	For the Six	For the Six
	Months Ended	Months Ended
	February 28, 2010	February 28, 2010	Pro Forma		Pro Forma
	(Unaudited)	(Unaudited)	Adjustments		Combined

SALES OF ELECTRONIC COMPONENTS	$—	$41,434,800	$—		$41,434,800
COST OF PRODUCT SALES	—	30,056,600	—		30,056,600

GROSS PROFIT	—	11,378,200	—		11,378,200

RENTAL REVENUE	486,700	—	—		486,700

COST OF RENTAL OPERATIONS	197,300	—	—		197,300

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	660,200	10,540,700	—	Note D	11,200,900

Income (loss) from operations	(370,800)	837,500	—		466,700

OTHER INCOME (EXPENSES):
Unrealized gain on trading securities	—	1,425,500	—		1,425,500

Realized (/loss) on sales of trading securities	—	(3,221,100)	—		(3,221,100)
Interest income (expense), net	(435,200)	38,200	—	Note E	(397,000)

Other income (expense), net	5,300	—	—		5,300

Subtotal	(429,900)	(1,757,400)	—		(2,187,300)

Loss from continuing operations before provision for income taxes	(800,700)	(919,900)	—		(1,720,600)

Provision for income tax expense		(311,100)	312,000	Note B	900

Net loss from continuing operations	$(800,700)	$(1,231,000)	$312,000		$(1,719,700)

Basic and diluted loss from continuing operations per share					$(0.35)

Basic and diluted weighted average common shares outstanding (Note C)					4,862,079

See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Statements

EACO CORPORATION
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE EIGHT MONTHS ENDED AUGUST 31, 2009

		Bisco Industries, Inc.
	EACO (Historical)	and Subsidiary (Historical)
	For the Eight	For the Eight
	Months Ended	Months Ended	Pro Forma		Pro Forma
	August 31, 2009	August 31, 2009	Adjustments		Combined
SALES OF ELECTRONIC COMPONENTS	$—	$54,517,100	$—		$54,517,100
COST OF PRODUCT SALES	—	40,899,500	—		40,899,500

GROSS PROFIT	—	13,617,600			13,617,600

RENTAL REVENUE	647,200	—	—		647,200
COST OF RENTAL OPERATIONS	(504,400)	—	—		(504,400)
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	(796,100)	(12,889,200)	—	Note D	(13,685,300)

Income (loss) from operations	(653,300)	728,400	—		75,100
OTHER INCOME (EXPENSES):
Loss on sales of marketable trading securities and investments	—	(5,607,500)			(5,607,500)
Unrealized gain on marketable trading securities	—	2,943,800			2,943,800
Interest expense, net	(607,100)	(54,700)		Note E	(661,800)
Gain on extinguishment of obligations under capital leases	949,300	—			949,300
Other income (expense), net	8,200	(211,900)			(203,700)

	350,400	(2,930,300)	—		(2,579,900)

Loss from continuing operations before provision for income taxes	(302,900)	(2,201,900)	—		(2,504,800)
Provision for income tax expense	(5,900)	(1,648,100)	123,900	Note B	(1,530,100)

Net loss from continuing operations	$(308,800)	$(3,850,000)	$123,900		$(4,034,900)

Basic and diluted loss from continuing operations per common share					$(0.83)

Basic and diluted weighted average common shares outstanding (Note C)					4,862,079

See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Statements.

EACO CORPORATION
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

		Bisco Industries, Inc.
	EACO (Historical)	and Subsidiary (Historical)
	For The Year Ended	For the Twelve Months Ended	Pro Forma		Pro Forma
	December 31, 2008	December 31, 2008	Adjustments		Combined
SALES OF ELECTRONIC COMPONENTS	$—	$93,318,300	$—		$93,318,300
COST OF PRODUCT SALES	—	66,853,200	—		66,853,200

GROSS PROFIT	—	26,465,100	—		26,465,100

RENTAL REVENUE	1,202,500	—	—		1,202,500
COST OF RENTAL OPERATIONS	(1,942,200)	—	—		(1,942,200)
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	(1,954,400)	(21,916,900)	—	Note D	(23,871,300)

Income (loss) from operations	(2,694,100)	4,548,200	—		1,854,100
OTHER INCOME (EXPENSES):
Gain on sales of marketable trading securities and investments	95,700	2,295,500	—		2,391,200
Unrealized loss on marketable trading securities	—	(4,206,500)	—		(4,206,500)
Interest expense, net	(990,600)	(236,000)	—	Note E	(1,226,600)
Other income, net	169,400	211,900	—		381,300

	(725,500)	(1,935,100)	—		(2,660,600)

Income (loss) from continuing operations before provision for income taxes	(3,419,600)	2,613,100	—		(806,500)
Provision for income tax benefit (expense)	(15,800)	(210,100)	1,348,100	Note B	1,122,200

Net income (loss) from continuing operations	$(3,435,400)	$2,403,000	$1,348,100		$315,700

Basic and diluted net income from continuing operations per common share:
Basic					$0.06

Diluted					$0.06

Basic weighted average common shares outstanding (Note C)					4,862,079

Diluted weighted average common shares outstanding (Note C)					4,905,184

See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Statements

EACO CORPORATION
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JANUARY 2, 2008

		Bisco Industries, Inc.
		and Subsidiary
		(Historical)
	EACO (Historical)	For the Twelve Months
	For The Year Ended	Ended	Pro Forma		Pro Forma
	January 2, 2008	December 31, 2007	Adjustments		Combined
SALES OF ELECTRONIC COMPONENTS	$—	$85,380,700	$—		$85,380,700
COST OF PRODUCT SALES	—	58,317,300	—		58,317,300

GROSS PROFIT	—	27,063,400	—		27,063,400

RENTAL REVENUE	1,214,800	—	—		1,214,800
COST OF RENTAL OPERATIONS	(1,624,800)	—	—		(1,624,800)
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	(1,808,700)	(21,914,400)	—	Note D	(23,723,100)

Income (loss) from operations	(2,218,700)	5,149,000			2,930,300
OTHER INCOME (EXPENSES):
(Loss) on sales of marketable trading securities and investments	(96,700)	(175,500)	—		(272,200)
Unrealized gain on trading securities		518,100	—		518,100
Interest expense, net	(483,900)	(556,300)	—	Note E	(1,040,200)
Other income (expense), net	116,400	71,700	—		188,100

	(464,200)	(142,000)	—		(606,200)

Income (loss) from continuing operations before provision for income taxes	(2,682,900)	5,007,000	—		2,324,100
Provision for income tax benefit (expense)	—	(2,002,800)	3,949,000	Note B	1,946,200

Net income (loss) from continuing operations	$(2,682,900)	$3,004,200	$3,949,000		$4,270,300

Basic and diluted net income from continuing operations per common share:
Basic					$0.88

Diluted					$0.87

Basic weighted average common shares outstanding (Note C)					4,862,079

Diluted weighted average common shares outstanding (Note C)					4,905,184

See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Statements

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
1. Basis of Presentation
     The accompanying unaudited pro forma condensed combined financial statements were prepared by management in accordance with GAAP (ASC 805-50, Transactions Between Entities Under Common Control) and Article 11 of SEC Regulation S-X in all material respects. GAAP specifies that in a combination of entities under common control, the entity which receives the assets or the equity interests shall initially recognize the assets and liabilities transferred at their carrying amounts at the date of transfer (“as-if pooling-of-interests” accounting). Mr. Glen Ceiley was the sole shareholder of Bisco and a 63% historical shareholder of EACO. As a result, Mr. Ceiley had majority voting control over Bisco and EACO and both entities were deemed to be under common control.
     The accompanying unaudited pro forma condensed combined financial statements were prepared as set forth in the “Introduction” section (including the related assumptions described therein) immediately preceding such financial statements.
     For purposes of the unaudited pro forma condensed combined financial statements, the historical Bisco consolidated balance sheet as of February 28, 2010 and its unaudited statements of operations for the six months ended February 28, 2010, for the eight months ended August 31, 2009 and each of the twelve month periods ended December 31, 2008 and 2007 were prepared utilizing the same accounting policies applied on a basis consistent with those used in preparing the Bisco audited consolidated financial statements for the years ended August 31, 2009 and 2008 included elsewhere in this Form 8-K/A filing.
     The Bisco unaudited consolidated statement of operations for the twelve months ended December 31, 2008 and 2007 were developed from the historical consolidated statement of operations for the years ended August 31, 2009, 2008 and 2007and adjusted by subtracting Bisco’s results of operations for the four months ended December 31, 2007 and 2006, respectively, and adding Bisco’s results of operations for the four months ended December 31, 2008 and 2007, respectively. Similarly, the Bisco unaudited consolidated statement of operations for the eight months ended August 31, 2009 was developed from the historical consolidated statement of operations for the year ended August 31, 2009 and adjusted by subtracting Bisco’s results of operations for the four months ended December 31, 2008.
     The historical statements of operations of EACO for the year ended December 31, 2007, 2008, the eight months ended August 31, 2009 and the six months ended February 28, 2010 have been regrouped, primarily to align the general and administrative expenses of EACO with the selling, general and administrative expenses of Bisco. Bisco’s statements of operations are prepared in accordance with the recognition, valuation and disclosure accounting principles used by EACO.
2. Pro Forma Adjustments
     The above unaudited pro forma condensed combined financial statements reflect the following pro forma adjustments:
     (A) Adjustment to eliminate intercompany receivable/loan balances between Bisco and EACO.
     (B) Adjustment to recognize the NOL deferred tax asset of EACO (assuming reversal of the existing 100% valuation allowance against such asset) and the impact of realizing certain other deferred tax assets (net of deferred tax liabilities) from the earliest period presented. The legal form of the transaction is an acquisition of Bisco by EACO through an exchange of shares, and therefore the Internal Revenue Code Section 382 change-of-ownership limitations are not expected to apply. Management expects to be able to utilize the Company’s NOLs to offset future taxable income of Bisco. The ultimate realization of the NOLs is dependent upon satisfactory confirmation from the Company’s tax advisors that the merger will constitute a “tax free reorganization” and the NOLs will not be limited as a result of the merger.
     (C) Adjustment to reflect the exchange of all outstanding shares of Bisco common stock for 4,705,669 shares of EACO common stock.
     (D) The management fee charged by Bisco to EACO and the corresponding expense to EACO are included in selling, general and administrative expenses for both entities
     (E) The interest income charged by Bisco to EACO and the corresponding interest expense to EACO are included in interest income (expense), net for both entities.